SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                     FORM 8-K


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported) November 4,1998

                 PIONEER COMMERCIAL FUNDING CORP.
            (Exact name of registrant as specified in its charter)


                                    New York
         (State or Other Jurisdiction of Incorporation)

    0-249408-NY                            13-3763437
(Commission File Number)                  (I.R.S. Employer Identification No.)


21700 Oxnard Street, Suite 1650, Woodland Hills, CA 91367 (Addresss of principal executive offices) (Zip Code)

(818) 346-1921
(Registrant's telephone number, including area code)





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ITEM 4. Changes in Registrant's Certifying Accountant

         On November 11, 1998 the Registrant appointed Lazar Levine & Felix LLP as the new auditors for the Registrant. The change in auditors was approved by Registrant's Board of Directors. The reason for the change was that Grant Thornton LLP, the present auditor, indicated that they would not renew their engagement for the year ended December 31, 1998. There were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which if not resolved to the satisfaction of the former accountants would have caused them to make reference to the subject matter in their report.
 None of the events listed in paragraphs (B) through (D) of Regulation S-B Item 304 (a) (1) (iv) occurred.


ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits

                  1.       Copy of Letter from Grant Thornton LLP.



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                                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PIONEER COMMERCIAL FUNDING CORP.
                            (Registrant)



By:
     M. Albert Nissim,  President


DATED: November 12, 1998